UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Gentherm Incorporated
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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GENTHERM INCORPORATED

21680 Haggerty Road

Northville, MI 48167

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON MAY 21, 2020

The following Notice of Change of Location relates to the Notice of Annual Meeting and Proxy Statement of Gentherm Incorporated (the “Company”), dated April 21, 2020, provided to shareholders of the Company in connection with the Company’s 2020 Annual Meeting of Shareholders to be held on May 21, 2020. As described below, the annual meeting will now be held in a virtual-only format. The Company also issued the following press release related to the change to a virtual-only format on May 5, 2020.

These definitive additional materials are being filed with the Securities and Exchange Commission and are being made available to shareholders on or about May 5, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

GENTHERM INCORPORATED

NOTICE OF CHANGE OF LOCATION OF 2020 ANNUAL MEETING OF SHAREHOLDERS

Due to public health concerns arising from the novel coronavirus (COVID-19) pandemic, and to support the health and well-being of its shareholders, employees and others, our 2020 Annual Meeting of Shareholders will be held in a virtual-only format at www.meetingcenter.io/273202116 (password THRM2020). As previously announced, the annual meeting will be held on Thursday, May 21, 2020, at 8:30 a.m., Eastern Daylight Time. Shareholders will not be able to attend the annual meeting in person.

The following items of business to be conducted at the annual meeting are the same as those set forth in the proxy materials for the annual meeting previously made available to shareholders entitled to vote at the annual meeting:

To elect seven directors named in the proxy statement, each to serve for a one-year term until the 2021 annual meeting of shareholders or until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020.

To approve (on an advisory basis) the compensation of our named executive officers.

To approve a proposed amendment to the Gentherm Incorporated 2013 Equity Incentive Plan to (i) increase by 2,450,000 the maximum number of shares of common stock that may be issued pursuant to awards granted under such plan and (ii) provide limits on the total value of annual compensation for any non-employee director in each calendar year.

To transact any other business that may properly come before the meeting or any postponement or adjournment of the meeting.

As described in the proxy materials for the annual meeting, only holders of our common stock at the close of business on April 6, 2020, the record date, are entitled to receive notice, attend and vote at the annual meeting.

Our decision to hold a virtual-only meeting relates only to the 2020 annual meeting. We have designed the format of the annual meeting to provide shareholders the same rights and opportunities to participate that they would have at an in-person meeting. You will be able to attend and participate in the annual meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.meetingcenter.io/273202116 (password THRM2020) and entering the 15-digit control number on the proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials you previously received. If you need any technical support after you access the webcast, click the “Help” link in the upper right of the screen or visit https://support.vevent.com/.

A list of shareholders entitled to vote at the annual meeting and rules for the conduct of the annual meeting will be available during the meeting by following the instructions available on the meeting website.

By Order of the Board of Directors

Wayne Kauffman
Vice President, General Counsel and Secretary

Northville, Michigan

May 5, 2020

Your vote is very important. Whether or not you plan to virtually attend the meeting, we urge you to vote promptly and save us the expense of additional solicitation. If you have already voted, you do not need to vote again. The proxy card, voting instruction card and Notice of Internet Availability of Proxy Materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD MAY 21, 2020

The Notice of 2020 Annual Meeting of Shareholders, the proxy statement, and the 2019 annual report to shareholders are available at www.edocumentview.com/THRM.

Gentherm to Hold Virtual 2020 Annual Meeting of Shareholders

NORTHVILLE, Michigan, May 5, 2020 /Global Newswire/ — Gentherm (NASDAQ:THRM), a global market leader and developer of innovative thermal management technologies, today announced it will hold its 2020 Annual Meeting of Shareholders in a virtual-only format due to public health impact of COVID-19, and to support the health and well-being of its shareholders, employees and other stakeholders.

The annual meeting will still be held on May 21, 2020 at 8:30 a.m. Eastern Daylight Time, and the items of business are the same as previously announced. The meeting will begin promptly, and online access will open fifteen minutes prior to the start of the meeting.

Shareholders will not be able to attend the annual meeting in person. Whether or not shareholders plan to attend the annual meeting, the Company urges them to vote and submit their proxy in advance of the annual meeting by one of the methods described in the proxy materials for the annual meeting. The proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials previously distributed will not be updated to reflect the change to a virtual-only meeting and may continue to be used to vote shares in connection with the annual meeting.

Attending the Virtual Meeting as a Shareholder of Record

The Company’s shareholders of record as of April 6, 2020, the record date, can attend the annual meeting by visiting www.meetingcenter.io/273202116 and entering the 15-digit control number on the proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials previously received. The meeting password is THRM2020.

Attending the Annual Meeting as a Registered Beneficial Owner

Beneficial shareholders as of the record date (who hold shares through a broker, bank or other nominee) must register in advance to vote at the annual meeting. To register, shareholders must obtain a legal proxy from the holder of record and submit proof of legal proxy reflecting the number of shares of the Company’s common stock held as of the record date, along with name and email address, to our transfer agent, Computershare, at legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 2:00 p.m. Eastern Time on May 18, 2020. Shareholders will then receive a confirmation of registration with a control number by email from Computershare. At the time of the annual meeting, beneficial shareholders can visit www.meetingcenter.io/273202116 (password THRM2020) and enter the control number.

Voting Shares and Asking Questions; List of Shareholders of Record

Shareholders of record and registered beneficial owners will be able to vote their shares electronically and submit questions during the annual meeting by following the instructions available on the meeting website. A list of shareholders of record will also be available during the annual meeting on the meeting website.

Investor Relations Contact

Yijing Brentano

investors@gentherm.com

248.308.1702

Media Contact

Melissa Fischer

media@gentherm.com

248.289.9702

About Gentherm

Gentherm (NASDAQ:THRM) is a global developer and marketer of innovative thermal management technologies for a broad range of heating and cooling and temperature control applications. Automotive products include variable temperature Climate Control Seats, heated automotive interior systems (including heated seats, steering wheels, armrests and other components), battery thermal management systems, cable systems and other electronic devices. Medical products include patient temperature management systems. The Company is also developing a number of new technologies and products that will help enable improvements to existing products and to create new product applications for existing and new markets. Gentherm has over 11,000 employees in facilities in the United States, Germany, Canada, China, Hungary, Japan, Korea, North Macedonia, Malta, Mexico, United Kingdom, Ukraine, and Vietnam. For more information, go to www.gentherm.com.